UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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ORSUS XELENT TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ORSUS XELENT TECHNOLOGIES, INC.
12th Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People’s Republic Of China 100020

NOTICE OF THE 2009 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 30, 2009

To the Stockholders of Orsus Xelent Technologies, Inc.:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Orsus Xelent Technologies, Inc., a Delaware corporation (the “Company”). The annual meeting will be held on Wednesday, December 30, 2009 at 9:00 a.m. Eastern Standard Time at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022 for the following purposes:

1.	To elect five (5) directors of the Company to hold office until the 2010 Annual Meeting of Stockholders;

2.	To ratify the appointment of Bernstein & Pinchuk LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009; and

3.	To conduct any other business properly brought before the annual meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for the annual meeting is November 2, 2009. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof. A list of the stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for any purpose reasonably related to the annual meeting during ordinary business hours in the office of the Chief Financial Officer of the Company during the ten days prior to the annual meeting.

You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, please submit your vote by proxy as promptly as possible in order to ensure your representation at the annual meeting and that a quorum will be present. Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 30, 2009: The Proxy Statement for the Annual Meeting and the Annual Report on Form 10-K for the year ended March 31, 2008 are available at http://materials.proxyvote.com/68749U.

By Order of the Board of Directors,

/s/ Liu Yu
Liu Yu
Chairman of the Board of Directors
November 12, 2009

ORSUS XELENT TECHNOLOGIES, INC.
29th Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People’s Republic Of China 100020

PROXY STATEMENT

FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 30, 2009

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The proxy materials are being furnished to you because the Board of Directors of Orsus Xelent Technologies, Inc. (sometimes referred to as the “Company”, “Orsus Xelent”, “us” or “our”) is soliciting your proxy to vote at the 2009 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card, which is available at http://materials.proxyvote.com/68749U.  The approximate date on which the proxy statement and accompanying materials are intended to be sent or given to the stockholders is November 16, 2009.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on November 2, 2009, will be entitled to vote at the annual meeting. On this record date, there were 29,756,000 shares of common stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name

If on November 2, 2009, your shares were registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we ask you to fill out and return the proxy card, which is available at http://materials.proxyvote.com/68749U, if you wish to have your vote recorded.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on November 2, 2009, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name’’ and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The only matters scheduled for a vote are (i) the election of five (5) directors of the Company, to hold office until the 2010 Annual Meeting of Stockholders, and (ii) the ratification of the appointment of Bernstein & Pinchuk LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009.

How do I vote?

You may either vote “For’’ all the nominees to the Board of Directors or you may withhold from voting for any nominee you specify.  For all of the other matters to be voted on, you may vote “For”, “Against” or abstain from voting.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, or vote by proxy using the proxy card, which is available at http://materials.proxyvote.com/68749U. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person if you have already voted by proxy.  Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

1.	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

2.
To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to K&L Gates LLP, Attn: Aaron Menzi, 599 Lexington Avenue, New York, NY 10022. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct. Please note that the notice letter you received directing you to the website at which proxy materials are available is not the proxy card and should not be used to submit your vote.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card or follow the instructions included with the proxy materials to vote by telephone or Internet to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have ?

On each matter to be voted upon, you have one vote for each share of common stock you own as of November 2, 2009.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all of the Company’s nominees for director. If any other matter is properly presented at the annual meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of  proxy materials or notice letter?

If you receive more than one set of proxy materials or notice letter for the Annual Meeting of Stockholders, your shares are registered in more than one name or are registered in different accounts. Please submit your vote by proxy for all of your shares to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the annual meeting. You may revoke your proxy in any one of three ways:

1.	You may submit another properly completed proxy bearing a later date.

2.
You may send a written notice that you are revoking your proxy to Orsus Xelent’s Chief Financial Officer at 29th Floor, Tower B, Chaowai MEN Office Building, 26 Chaowai Street, Chaoyang Dist., Beijing, People’s Republic Of China 100020.

3.	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be delivered in writing by July 19, 2010, to Orsus Xelent’s Chief Financial Officer at 29th Floor, Tower B, Chaowai MEN Office Building, 26 Chaowai Street, Chaoyang Dist., Beijing, People’s Republic Of China 100020. If the 2010 annual meeting is to be held before November 30, 2010 or after January 29, 2011, the proposal must be received by us either 90 days prior to the actual meeting date or 10 days after we first publicly announce the meeting date, whichever is later. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If the broker or nominee is not given specific instructions, shares held in the name of such broker or nominee may not be voted on those matters and will not be considered as present and entitled to vote with respect to those matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

How many votes are needed to approve the proposal?

For the election of Directors, the five (5) nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect. For the ratification of the auditors, a majority of the shares of common stock represented in person or by proxy and entitled to vote at the annual meeting must be voted in favor of the proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 29,756,000 shares outstanding and entitled to vote. Thus 14,878,001 shares must be represented by stockholders present at the annual meeting or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the annual meeting may adjourn the annual meeting to another date.

How can I find out the results of the voting at the annual meeting?

Voting results will be published in the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2009.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s directors or executive officers has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting.

PROPOSAL ONE
ELECTION OF DIRECTORS

Orsus Xelent’s Board of Directors is currently comprised of five members, each serving a one year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining Directors. A Director elected by the Board of Directors to fill a vacancy shall serve for the remainder of the term of that Director and until the Director’s successor is elected and qualified. This includes vacancies created by an increase in the number of Directors.

The Board of Directors has recommended for election Guoji Liu, Liu Yu, Naizhong Che, Peng Wang, and Zhixiang Zhang. If elected at the annual meeting, these Directors would serve until the 2010 Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Guoji Liu, Liu Yu, Naizhong Che, Peng Wang, and Zhixiang Zhang. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each of Guoji Liu, Liu Yu, Naizhong Che, Peng Wang, and Zhixiang Zhang has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and nominees, their ages, positions with Orsus Xelent, the dates of their initial election or appointment as director are as follows:

Name	Age	Position With NOEC	Served From
Guoji Liu	40	Director and Chief Executive Officer	March 2009
Liu Yu	43	Chairman of the Board	March 2005
Naizhong Che (2)(3)	66	Director	February 2007
Peng Wang (1)(2)	37	Director	February 2007
Zhixiang Zhang (1)(3)	41	Director	February 2007

(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Nominating and Corporate Governance Committee

The following is a brief biography of each director nominee.

Guoji Liu earned his undergraduate degree at China Science and Technology University Management College in 1993 and has over 15 years’ working experience in the cell phone industry specializing in the marketing and management. Since September 2007, Guoji Liu has served as a deputy General Manager of the Company and has helped the Company capture a considerable market share of mid-level and low-end products. Before joining the Company, Mr. Guoji Liu worked as a supervisor at Pantech Beijing office (Mar. 2005 - Aug. 2007), a general manager at the marketing department of Tianjin Sanyo Telecommunication Corp. (Nov. 2004 - Mar. 2005), the assistant of CEO for Beijing Huasong PYPO Group Co. Ltd. (Nov. 2003 - Nov. 2004), a sales director for Xiamen Chabridge Telecom Equipment Co. Ltd. (Oct. 2002 - Oct. 2003), an account manager for Beijing Nokia Telecommunication Ltd. (1997 - 2002), and a sales director for Beijing Aurora telecommunication Corp. Ltd. (1993 - 1997).

Liu Yu has served as Chairman of our Board of Directors since March 31, 2005 and a member of the Board of Directors of Beijing Xelent since April 2003.  From May 1998 to present he has also served as Chairman of the Board of Beijing Huanyitong Technology & Trading Co., Ltd.   From May 1995 to April 1998, he served as General Manager of Beijing Lianwanjia Telecommunication Trading Center.

Naizhong Che earned his B.S. from Beijing University of Posts and Telecommunications.  Now retired, he has broad experience in the communications industry including R&D, production, imports and exports.  He served twelve years with the Ministry of Information Industry of China Posts and Telecommunications Industry Standardization Institute in various capacities.

Peng Wang earned his bachelor’s degree at Central University of Finance and Economics and his master’s at Guanghua School of Management, Peking University. His expertise includes formulating, planning and implementing marketing strategies for technology companies.  He is currently General Manager for Beijing Youlilianxu Technology Co., Ltd. Where he is responsible for products in China, including ViewSonic projection, Samsung MP4 and LG projection.

Zhixiang Zhang earned bachelor and master’s degrees at Central University of Finance and Economics.  He has extensive experience in corporate financial management, audits and financial strategy, and most recently was the Financial Controller for  Cec-Chinacomm Communications Co., Ltd.

***THE BOARD OF DIRECTORS STRONGLY RECOMMENDS
THAT YOU VOTE “FOR” THE ELECTION OF EACH OF MESSRS.
Gouji Liu, Liu Yu, Naizhong Che, Peng Wang and Zhixiang Zhang ***

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF
BERNSTEIN & PINCHUK LLP

The Audit Committee of the Board of Directors has appointed Bernstein & Pinchuk LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2009.

PKF Hong Kong Certified Public Accounts, the Company’s independent public accountants since October 17, 2008, resigned on August 10, 2009. The Audit Committee approved the resignation of PKF Hong Kong Certified Public Accounts and hired Bernstein & Pinchuk LLP as the Company’s independent public accountants effective on August 13, 2009. For additional information, please review the Company’s Current Report on Form 8-K filed with the SEC on August 14, 2009 and “Changes in and Disagreements with Accountants” below.

Representatives of PKF Hong Kong Certified Public Accountants and Bernstein & Pinchuk LLP are not expected to be present at the Meeting.

We are asking our stockholders to ratify the selection of Bernstein & Pinchuk LLP as our independent public accountants. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of Bernstein & Pinchuk LLP to our stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

***THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF BERNSTEIN & PINCHUK LLP AS
THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR
2009. ***

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board of Directors. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Meetings and Certain Committees of the Board

The Board of Directors held eight meetings during the fiscal year ended December 31, 2008.  Each of the directors attended, either in person or telephonically, at least 75% of the aggregate Board of Directors meetings and meetings of any committees on which he served during his tenure as a director or committee member.

On February 7, 2007, the Company’s Board of Directors approved and authorized the establishment of three new committees to assist the Board of Directors in the execution of its responsibilities: an Audit Committee, a Compensation Committee and a Nominations/Corporate Governance Committee. In accordance with NYSE Amex Equities listing standards, all the committees are comprised solely of non-employee, independent Directors. Charters for each committee are available on the Company’s website at www.orsus-xelent.com.  The charter of each committee is also available in print by stockholder request.  The table below shows current membership for each of the Board’s standing committees:

Audit Committee	Nominating/Corporate Governance Committee	Compensation Committee
Zhixiang Zhang (Chair)	Naizhong Che (Chair)	Naizhong Che (Chair)
Peng Wang	Zhixiang Zhang	Peng Wang

Board Committees

Audit Committee

The Audit Committee is responsible for overseeing the Company’s corporate accounting, financial reporting practices, audits of financial statements and the quality and integrity of the Company’s financial statements and reports. In addition, the Audit Committee oversees the qualifications, independence and performance of the Company’s independent auditors. In furtherance of these responsibilities, the Audit Committee’s duties include the following: evaluating the performance of and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors to perform audit, reviewing and attesting to services and performing any proposed permissible non-audit services; evaluating employment by the Company of individuals formerly employed by the independent auditors and engaged on the Company’s account and any conflicts or disagreements between the independent auditors and management regarding financial reporting, accounting practices or policies; discussing with management and the independent auditors the results of the annual audit; reviewing the financial statements proposed to be included in the Company’s annual report on Form 10-K; discussing with management and the independent auditors the results of the auditors’ review of the Company’s quarterly financial statements; conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls and procedures; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee is currently comprised of Zhixiang Zhang (Chair) and Peng Wang, both of whom are “independent,” as defined in applicable SEC rules and the NYSE Amex Equities Company Guide.  The Audit Committee met five times during the fiscal year ended December 31, 2008. The Board of Directors has determined that Zhixiang Zhang qualifies as an “audit committee financial expert,” as defined in applicable SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Board of Directors made a qualitative assessment of Mr. Zhang’s level of knowledge and experience based on a number of factors, including his formal education and experience.

The Audit Committee operates under the written Audit Committee Charter adopted by the Board of Directors in February of 2007, a copy of which may be obtained by writing the Secretary of the Company at 29th Floor, Tower B, Chaowai MEN Office Building, 26 Chaowai Street, Chaoyang Disc., Beijing, People’s Republic of China 100020. The Report of the Audit Committee is included elsewhere in this proxy statement.

Compensation Committee

The Compensation Committee reviews and, as it deems appropriate, recommends to the Board of Directors’ policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee also has such additional powers as may be conferred upon it from time to time by the Board of Directors. The Compensation Committee is currently comprised of the following Directors of the Company: Naizhong Che (Chair) and Peng Wang, both of whom are “independent” as defined by the Company Guide of NYSE Amex Equities. For the fiscal year ended December 31, 2008, the Compensation Committee met 1 time. The Compensation Committee operates under the written Compensation Committee Charter adopted by the Board of Directors in February of 2007, a copy of which may be obtained by writing the Secretary of the Company at 29th Floor, Tower B, Chaowai MEN Office Building, 26 Chaowai Street, Chaoyang Disc., Beijing, People’s Republic of China 100020.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During the fiscal year ended December 31, 2008, none of the Company’s executive officers served on the board of directors or compensation committee of any other entity whose executive officers served either the Company’s Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (“Nominating Committee”) is responsible for preparing a list of candidates to fill the expiring terms of directors serving on our Board of Directors. The Nominating Committee submits the list of candidates to the Board of Directors who determines which candidates will be nominated to serve on the Board of Directors. The names of nominees are then submitted for election at our Annual Meeting of Stockholders. The Nominating Committee also submits to the entire Board of Directors a list of nominees to fill any interim vacancies on the Board of Directors resulting from the departure of a member of the Board of Directors for any reason prior to the expiration of his term. In recommending nominees to the Board of Directors, the Nominating Committee keeps in mind the functions of this body. The Nominating Committee considers various criteria, including the ability of the individual to meet the SEC and NYSE Amex Equities “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the rules of the NYSE Amex Equities listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board of Directors will be evaluated based on the same criteria as all other nominees.

The Nominating Committee also oversees our adherence to our corporate governance standards. The members of the Nominating Committee are Naizhong Che (Chair) and Zhixiang Zhang, both of whom are “independent” as defined by the Company Guide of NYSE Amex Equities. For the fiscal year ended December 31, 2008, the Nominating Committee met 3 times.  The Nominating Committee operates under the written Nominating Committee Charter adopted by the Board of Directors in February of 2007, a copy of which may be obtained by writing the Secretary of the Company at 29th Floor, Tower B, Chaowai MEN Office Building, 26 Chaowai Street, Chaoyang Disc., Beijing, People’s Republic of China 100020.

During the fiscal year ended December 31, 2008, there were no changes to the procedures by which holders of our common stock may recommend nominees to the Board of Directors.

Report of the Audit Committee
(as set forth in the Company’s Form 10-K for the fiscal year ended December 31, 2008)

The Audit Committee was established on February 7, 2007 and is composed of non-management Directors.  It is currently composed of two independent Directors, Zhixiang Zhang (Chair) and Peng Wang, and operates under the written Audit Committee charter adopted by the Board of Directors on February 7, 2007.

Under its charter, the Audit Committee provides assistance and guidance to the Board in fulfilling its oversight responsibilities to the Company’s stockholders with respect to the Company’s corporate accounting and reporting practices as well as the quality and integrity of the Company’s financial statements and reports. The Company’s principal executive officer and principal financial officer have the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company’s independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes.

To this end, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2008 with management and PKF Certified Public Accounts, the Company’s independent auditor. The Audit Committee discussed with PKF Certified Public Accounts certain matters related to the conduct of the audit as required by Statement on Auditing Standards 61, as amended by Statement on Auditing Standards 90. In addition, the Audit Committee has received from PKF Certified Public Accounts the written disclosures and the letter regarding the auditor’s independence required by Independence Standards Board Standard No. 1 and has discussed with PKF Certified Public Accounts its independence.

In reliance on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended December 31, 2008 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and the Board of Directors accepted the Audit Committee’s recommendation.

The Audit Committee selected PKF Certified Public Accounts as the Company’s independent auditors for the fiscal year ended December 31, 2008.  The selection of auditors is determined by the Audit Committee. Although ratification by stockholders is not required by our Bylaws or otherwise, at our Annual Meeting of Stockholders on December 30, 2008, the Board of Directors submitted the selection of PKF Certified Public Accountants to our stockholders for ratification as a matter of good corporate practice. *

AUDIT COMMITTEE
Zhixiang Zhang (Chair)
Peng Wang

* As discussed under the caption “Changes in and Disagreements with Accountants” below, PKF Certified Public Accounts resigned as the Company’s independent auditors, effective August 10, 2009.

Stockholder Communications

The Board of Directors welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board of Directors.  Stockholders who wish to communicate with the Board of Directors may send a letter to the Chairman of the Board of Directors of Orsus Xelent Technologies, Inc., at 12th Floor, Tower B, Chaowai MEN Office Building, 26 Chaowai Street, Chaoyang Disc., Beijing, People’s Republic Of China 100020.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.”  All such letters should identify the author as a security holder.  All such letters will be reviewed by the Chairman of the Board of Directors and submitted to the entire Board of Directors no later than the next regularly scheduled Board of Directors meeting.

Annual Meetings

We have no policy with respect to Director attendance at annual meetings.

Compensation of Directors

On March 27, 2008, the Board adopted a proposal to compensate Directors for their service to the Company. The compensation for all Directors was set at $2,000 per month for service from February 7, 2007 to March 4, 2008, with each Director being paid in accordance with their term on the Board of Directors. For service from March 5, 2008 to December 31, 2008, the compensation for committee chairpersons is increased to $2,500, but compensation for other Directors or committee members remains at $2,000 per month. Any income tax owed by Directors in China on such compensation is deducted from the salary and paid to the tax authority by the Company, with any Directors outside of China arranging for the payment of any applicable income taxes. Previously, the Company did not pay compensation to its Directors.  All Directors are reimbursed for out-of-pocket expenses in connection with attendance at Board of Director’s and/or committee meetings. The Company is in the process of evaluating whether to establish other compensation plans (e.g. options) in the future.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of Directors, officers or other employees, nor do we have post-termination or change in control arrangements with Directors, officer or other employees, but our Board of Directors may recommend adoption of one or more such programs in the future.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below.

Name	Age	Position With Our Company
Guoji Liu (1)	40	Chief Executive Officer and Director
Hua Chen (2)	48	Chief Financial Officer
__________________
(1)	For complete biography see page 7.
(2)
Prior to his appointment as Chief Financial Officer of the Company, Mr. Hua Chen was the Acting CFO of Daye Transmedia Co. Ltd., one of the top media companies in the People’s Republic of China, from May 2008 to April 2009.  In addition, from August 2005 to May of 2008 he was the Vice General Manager of Elight Capital Inc., a financial consulting company, and from April 1999 to May 2008 he was the Chief Analyst of Genes Capital Group, which performs assets management and investment analysis.  Mr. Hua Chen entered a one year employment arrangement with the Company and will receive a base salary compensation of RMB 30,000 (approximately US$4,390) per month for his position as Chief Financial Officer of the Company.

Certain Relationships, Related Transactions, and Director Independence.

Related Party Transaction Policy

Other than the Company's Code of Business Conduct and Ethics, the Board of Directors does not have a specific written policy regarding the review of related party transactions. The Board of Directors does, however, follow certain procedures relating to the approval of transactions involving related parties. Related parties generally include executive officers and Directors, stockholders owning more than 5% of the Company’s Common Stock or immediate family members of any such persons. A related party transaction will be approved only if it is disclosed to the Board of Directors and is approved by a majority of the disinterested members of the Board of Directors. Prior to approving any related party transaction, the members of the Board of Directors reviewing such transaction must (i) be satisfied that they received all material facts relating to the transaction, (ii) have considered all relevant facts and circumstances available to them and (iii) have determined that the transaction is in (or not inconsistent with) the best interests of the Company’s stockholders. No Director that is an interested party in a transaction may participate in the discussion or approval of such transaction. Other than as disclosed below, since our last fiscal year, based on written representations from the executive officers and Directors of the Company, there were no related party transactions.

The following is a description of related party transactions involving more than $120,000, since the beginning of our last fiscal year, between us and our directors, nominees, executive officers, stockholders owning more than 5% of the Company’s common stock or members of their immediate family:

Messrs Wang Xin (former officer, Director and significant shareholder of the Orsus Xelent) and Liu Yu (Chairman of the Board of the Company) have outstanding loans to the Company, which loans are unsecured, interest-free and repayable by the Company on demand of the noteholder.   The amount outstanding as of June 30, 2009 is $469,000.  The largest aggregate amount of principal outstanding since January 1, 2008 is $469,000.  The amount of principal paid on these loans since January 1, 2008 is $0.

The Company has bank loans that were guaranteed by a Director, Mr. Liu Yu.  The amount outstanding as of June 30, 2009 is $9,379,000.  The largest aggregate amount of principal outstanding since January 1, 2008 is $9,541,000.  The amount of principal paid on these loans since January 1, 2008 is $9,541,000 (the Company paid off the previous one year term loans in September 2008 and February 2009 respectively for the aggregate amount of $9,541,000 and then incurred new bank loans for the total amount of $9,379,000 reflected above).  The amount of interest paid on these loans since January 1, 2008 is $1,470,000.  As of June 30, 2009 the interest rate payable on these loans are 6.372%.for the amount of $2,513,000 bank loan and 10.08% for the amount of $6,866,000 bank loan respectively.

As December 31, 2008, Mr. Wang Zhibin, a former director of the Company, had an outstanding loan to the Company in the amount of $131,000, which was unsecured, interest-free must be repaid by the Company upon demand by the noteholder.  The loan was subsequently repaid in full prior to March 30, 2008.

As of December 31, 2007, the Company had a mortgage loan in the amount of $73,000 that was guaranteed by Wang Xin, a former officer, Director and significant shareholder of the Orsus Xelent.  The mortgage loan was paid in full prior to March 30, 2009.

Director Independence

Messrs. Naizhong Che, Peng Wang and Zhixiang Zhang are all non-employee Directors, and all of whom our Board of Directors has determined are independent pursuant to the rules of NYSE Amex Equities and the SEC. All of the members of our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are independent as defined by the rules of NYSE Amex Equities and the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of November 12, 2009 for each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock.  Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

		Amount and Nature of Beneficial Ownership(2)
Title of Class	Name and Address of Beneficial Owner(1)	Number of Shares (3)	Percent of Voting Stock (4)

Common	Liu Yu, Chairman of the Board	6,150,000	20.56%

(1)	Unless otherwise noted, the address is that of the Company.

(2)
On November 12, 2009, there were 29,756,000 shares of our Common Stock outstanding.  Each person named above has sole investment and voting power with respect to all shares of the Common Stock shown as beneficially owned by the person, except as otherwise indicated below.

(3)
Under applicable rules promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security.  Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(4)
In determining the percent of our Common Stock owned by a person (a) the numerator is the number of shares of our Common Stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 29,756,000 shares of our Common Stock outstanding on November 12, 2009 and (ii) any shares of our Common Stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities.  Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

The following table sets forth information regarding the beneficial ownership of our Common Stock as of November 12, 2009 for each of our officers and Directors and all our officers and Directors as a group.  Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Amount and Nature of Beneficial Ownership(2)
Title of Class	Name and Address of Beneficial Owner(1)	Number of Shares (3)	Percent of Voting Stock (4)

Common	Guoji Liu, Chief Executive Officer and Director	—	—

Common	Liu Yu, Chairman of the Board	6,150,000	20.56%

Common	Zhao Hongwei, Chief Financial Officer	—	—

Common	Naizhong Che, Director	—	—

Common	Peng Wang, Director	—	—

Common	Zhixiang Zhang, Director	—	—

Common	Directors and executive officers as a group (6 persons)	6,150,000	20.56%

(1)	Unless otherwise noted, the address is that of the Company.

(2)
On November 12, 2009, there were 29,756,000 shares of our Common Stock outstanding.  Each person named above has sole investment and voting power with respect to all shares of the Common Stock shown as beneficially owned by the person, except as otherwise indicated below.

(3)
Under applicable rules promulgated by the SEC pursuant to the Exchange Act, a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security.  Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(4)
In determining the percent of our Common Stock owned by a person (a) the numerator is the number of shares of our Common Stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 29,756,000 shares of our Common Stock outstanding on November 12, 2009 and (ii) any shares of our Common Stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities.  Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

Compensation of Officers

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to all of the executive officers of the Company, who served during the fiscal year ended December 31, 2008, for services in all capacities to the Company:

Name & Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards ($)	Option Awards (2) ($)	All Other Compensation ($)	Total ($)
Wang Xin, CEO and director (3)	2008 2007	71,529 65,378	N/A N/A	N/A N/A	177,000 N/A	N/A N/A	248,529 65,378
Zhao Hongwei, CFO (4)	2008 2007	56,017 51,200	N/A N/A	N/A N/A	94,400 N/A	N/A N/A	150,417 51,200
Wang Xiaolong, Vice-President	2008 2007	32,748 29,932	N/A N/A	N/A N/A	113,280 N/A	N/A N/A	146,028 29,932

(1)
“Salary” listed above represents the amount of compensation that each person is owed for the fiscal year ended December 31, 2008.  In response to the international financial market recession that began during the second half of 2008, our officers have agreed to extend the payment for a portion of their salaries until a time mutually agreed upon by the Company and the officer. As of December 31, 2008, they only received a portion of their cash compensation.

▪	Mr. Wang Xin received $4,077.39 during the period, deferring $67,451.61 of compensation.

▪	Mr. Zhao Hongwei received $27,444.31 during the period, deferring $28.572.69 of compensation.

▪	Mr. Wang Xiaolong received $17,586.70 during the period, deferring $15,161.30 of compensation.

(2)
“Option Awards” refer to the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123R for options awarded during the reporting period. The charts on pages 51 and 52 illustrate the options that were awarded by the Company on April 2, 2008.

(3)	Mr. Wang Xin resigned from his positions as Chief Executive Officer and as a member of the Board of Directors of the Company on March 27, 2009.

(4)	Mr. Zhao Hongwei resigned from his position as Chief Financial Officer of the Company on August 14, 2009.

Other than those listed in the table above, there was no officer of the Company whose combined salary and bonus for the fiscal year ended December 31, 2008 exceeded $100,000. The amounts listed in the table above were paid by Beijing Orsus Xelent Technology & Trading Company Limited (“Xelent”), the wholly owned subsidiary of our wholly owned subsidiary United First International Limited (“UFIL”).  While we do have employment agreements with our executive officers, the salary for our executive officers is at the discretion of our Board of Directors. We expect to pay substantially similar compensation to our executives in the future and anticipate continuing to pay them through Xelent.

The Company adopted our 2007 Omnibus Long-Term Incentive Plan (the “Plan”), as approved by our stockholders at the Annual Meeting on December 18, 2007. For additional information on the Plan, please see the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 2008. On April 2, 2008, the Board of the Company agreed to grant certain options to management officers who made major contributions to the formation and development of the Company as one-time awards.  The number of shares of stock and the Company officials who received awards under the Plan are as follows:

Designated Grantees	Shares of Stock Options	Exercise Price	Exercisable Date	Expiration Date
Wang Xiaolong	96,000	$2.26	July 2, 2008	April 2, 2018
Wu Wei	28,000	$2.26	July 2, 2008	April 2, 2018
Che Hongyu	50,000	$2.26	July 2, 2008	April 2, 2018
Wan Feng	40,000	$2.26	July 2, 2008	April 2, 2018
Yang Shulin	20,000	$2.26	July 2, 2008	April 2, 2018
Zhao Hongwei	80,000	$2.26	July 2, 2008	April 2, 2018
Liu Yu	150,000	$2.26	July 2, 2008	April 2, 2018
Wang Xin	150,000	$2.26	July 2, 2008	April 2, 2018

Outstanding Equity Awards at December 31, 2008

	Option awards
Name	Number of Securities Underlying unexercised options (#) exercisable	Number of Securities Underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise price ($)	Option Expiration date
Wang Xin, CEO (1)	150,000	0	0	$2.26	April 2, 2018
Zhao Hongwei, CFO (2)	80,000	0	0	$2.26	April 2, 2018
Wang Xiaolong, Vice-President	96,000	0	0	$2.26	April 2, 2018

(1)	Mr. Wang Xin resigned from his positions as Chief Executive Officer and as a member of the Board of Directors of the Company on March 27, 2009.

(2)	Mr. Zhao hongwei resigned from his position as Chief Financial Officer of the Company on August 14, 2009.

As of as of December 31, 2008, the Company did not have nonqualified deferred compensation and did not have any post-employment payments to report.

As stipulated by PRC regulations, the Company maintains a defined contribution retirement plan for all of its employees who are residents of the PRC.  All retired employees of the Company are entitled to an annual pension equal to their basic annual salary upon retirement.  The Company contributed to a state sponsored retirement plan approximately 20% of the basic salary of its employees and has no further obligations for the actual pension payments or post-retirement benefits beyond the annual contributions.  The state sponsored retirement plan is responsible for the entire pension obligation payable to all employees.  The pension expenses were $59 and $63 for the years ended December 31, 2008 and 2007 respectively.

Employment Agreements

While we do have employment agreements with our executive officers, the salary for our executive officers is at the discretion of our Board of Directors

Our Compensation Committee is comprised of three members and is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of our Compensation Committee are Naizhong Che (Chair), Zhixiang Zhang and Peng Wang, all of whom are “independent” Directors.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s Directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its Common Stock and other equity securities.  Executive officers, Directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely upon a review of the copies of such reports furnished to the Company, with respect to the 2007 fiscal year, the officers, Directors, and beneficial owners of more than ten percent (10%) of our Common Stock have filed their initial statements of ownership on Form 3 on a timely basis, and the officers, Directors and beneficial owners of more than ten percent (10%) of our Common Stock have also filed the required Forms 4 or 5 on a timely basis, except for (i) the timely filing of the Form 4 for Liu Yu, a Director of the Company, for the award of stock options on April 2, 2008, which was due to unforeseen delays and was subsequently filed with the SEC on April 30, 2008, and (ii) the timely filing of the Form 3 for Zhao Hongwei for his appointment as Chief Financial Officer of the Company on November 26, 2005, which was subsequently filed with the SEC on April 11, 2008.

Arrangements or Understandings

There was no arrangement or understanding between any of our Directors and any other person pursuant to which any Director was to be selected as a Director.

Involvement in Certain Legal Proceedings

During the past five (5) years, none of the Directors or executive officers has been involved in any legal proceedings that are material to the evaluation of their ability or integrity.

The Company is party to certain litigation/arbitration with regards to amounts payable to suppliers for   which the Company was not satisfied with the quality and timing of the goods supplied. However, the amount in question is not material to the Company and we believe that such litigation/arbitration will not have a material adverse effect on us or our business and that we will be able to resolve these issues through further business negotiations.

Family Relationships

There are no family relationships between any two (2) or more of the Company’s Directors or executive officers.

Changes in and Disagreements with Accountants

Change from Moores Rowland Mazars to PKF Hong Kong Certified Public Accountants

Following the reorganization of Moores Rowland Mazars (“Moores”) on June 1, 2007, in which certain of its partners joined Mazars CPA Limited (“Mazars”) and Moores changed its name to Moores Rowland, Moores resigned as the Company’s independent public accountants effective June 29, 2007.  Moores had been the Company’s independent public accountants since May 9, 2005.  The Audit Committee approved the resignation of Moores on June 29, 2007.  As reported in our Form 8-K filed on July 6, 2007, the Company appointed Mazars as its independent accountant effective as of June 29, 2007. Certain members of Moores formed Mazars, and we hired that firm to be our independent accountant.

On October 17, 2008, Mazars resigned as the independent public accountants of the Company. The Audit Committee approved the resignation of Mazars on October 21, 2008. Mazars’ audit report on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through the subsequent interim period on or prior to October 17, 2008, (a) there were no disagreements between the Company and Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mazars, would have caused Mazars to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K have occurred. Mazars furnished a letter addressed to the SEC stating that it agreed with the above statements. Such letter, dated October 21, 2008, was attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 22, 2008.

Engagement of new independent registered public accounting firm, PKF Hong Kong Certified Public Accountants

The Audit Committee appointed PKF Hong Kong Certified Public Accountants (“PKF”) as the Company’s new independent public accountants, effective on October 21, 2008. During the Company’s two most recent fiscal years and subsequent interim period on or prior to October 21, 2008, the Company has not consulted with PKF regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Change from PKF Hong Kong Certified Public Accountants

On August 10, 2009, PKF resigned as the independent public accountants of the Company. The Audit Committee approved the resignation of the Former Auditors on August 13, 2009. PFK’s audit report on the Company’s consolidated financial statements for each of the past fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal years and through the subsequent interim period on or prior to August 10, 2009, (a) there were no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditors to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K have occurred.

Mazars furnished a letter addressed to the SEC stating that it agreed with the above statements. Such letter, dated August 13, 2009, was attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 14, 2009.

Engagement of new independent registered public accounting firm, Bernstein & Pinchuk LLP

The Audit Committee appointed PKF Hong Kong Certified Public Accountants (“PKF”) as the Company’s new independent public accountants, effective on October 21, 2008. During the Company’s two most recent fiscal years and subsequent interim period on or prior to October 21, 2008, the Company has not consulted with PKF regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

The Audit Committee appointed Bernstein & Pinchuk LLP (“B&P”) as the Company’s new independent public accountants, effective on August 10, 2009. During the Company’s most recent fiscal years and subsequent interim period on or prior to August 10, 2009, the Company has not consulted with B&P regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Set below are aggregate fees billed by Moores Rowland Mazars, Mazars CPA Limited and PKF Hong Kong Certified Public Accountants for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2008 and 2007, and the review of the financial statements included in the Company’s Form 10Q and Form 10QSB for 2008 and 2007.

Audit Fees

During the fiscal year ended December 31, 2008, the fees for our principal accountant were $115,000 which included $30,000 for three quarterly reviews, and $85,000 for the preparation of this annual report on Form 10-K. During the fiscal year ended December 31, 2007, the fees for our principal accountant were $90,000, which was composed of $22,500 for two quarters review and $67,500 for the preparation of the annual report on Form 10-K.

Audit Related Fees

During the fiscal years ended December 31, 2008 and December 31, 2007, our principal accountants did not render assurance and related services reasonably related to the performance of the audit or review of financial statements.

Tax Fees

During the fiscal years ended December 31, 2008 and December 31, 2007, our principal accountant did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees

During the fiscal years ended December 31, 2008 and December 31, 2007, there were no fees billed for products and services provided by the principal accountants other than those set forth above.

The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the preservation of the independent registered public accountants’ independence.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The policy of the Audit Committee, and the Board of Directors acting as a whole prior to the establishment of the Audit Committee, is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax fees, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee, and the Board of Directors acting as a whole prior to the establishment of the Audit Committee, has delegated pre-approval authority to certain committee members when expedition of services is necessary. The independent accountants and management are required to periodically report to the full Audit Committee, and the Board of Directors acting as a whole prior to the establishment of the Audit Committee, regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation, and the fees for the services performed to date. None of the fees paid to the independent accountants during fiscal years ended December 31, 2008 and 2007, under the categories Audit-Related and All Other fees described above, were approved by the Audit Committee, or the Board of Directors acting as a whole prior to the establishment of the Audit Committee, after services were rendered pursuant to the de minimis exception established by the SEC.

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders.  The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at 12th Floor, Tower B, Chaowai MEN Office Building, No. 26 Chaowai Street, Chaoyang Disc. Beijing, People’s Republic Of China 100020.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before July 19, 2010. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.  If the 2010 annual meeting is to be held before November 30, 2010 or after January 29, 2011, the proposal must be received by us either 90 days prior to the actual meeting date or 10 days after we first publicly announce the meeting date, whichever is later. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

Other Matters

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the Election of the Directors and the Ratification of Auditors. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC.  The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C.  20549.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains an Internet site that contains the reports, proxy and information statements and other information regarding the Company that we have filed electronically with the SEC.  The address of the SEC’s Internet site is http://www.sec.gov.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K covering the fiscal year ended December 31, 2008, and all amendments thereto, accompanies this Proxy Statement. Except for the financial statements included in the Annual Report that are specifically incorporated by reference herein, the Annual Report on Form 10-K is not incorporated in this Proxy Statement and is not to be deemed part of this proxy soliciting material. Additional copies of the Annual Report on Form 10-K are available upon request.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Liu Yu
Liu Yu
Chairman of the Board of Directors

November 12, 2009

ORSUS XELENT TECHNOLOGIES, INC.
29th Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People’s Republic Of China 100020

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 30, 2009

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Guoji Liu and Hua Chen, INDIVIDUALLY or any of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022 or at any adjournment or adjournments thereof.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card.  If no instructions are given, this proxy will be voted FOR the proposals and in the proxies’ discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

FOR THE MATTER SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE 

1.	ELECTION OF DIRECTORS. Guoji Liu, Liu Yu, Naizhong Che, Peng Wang, and Zhixiang Zhang
☐ FOR all nominees, listed above (except as specified below). ☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS:
TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED: _________________________________________ __________________________________________________________________________________

2.	RATIFICATION OF APPOINTMENT OF BERNSTEIN & PINCHUK LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2009.
☐ FOR the ratification of BERNSTEIN & PINCHUK LLP. ☐ AGAINST the ratification of BERNSTEIN & PINCHUK LLP. ☐ ABSTAIN

DATED: _________________, 2009

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Name:	_______________________________
Address:	_______________________________	Signature
_______________________________
_______________________________
Number of Shares: ________________________		Signature if held jointly

Please mark, sign, date and return this proxy card to Aaron Menzi, K&L Gates LLP, 599 Lexington Ave, NY, NY 10022.

ORSUS XELENT TECHNOLOGIES, INC.

**Important Notice Regarding the Availability of Proxy Materials**

for the

Shareholder Meeting to Be Held on

December 30, 2009

The proxy statement and annual report on Form 10-K are available at http://materials.proxyvote.com/68749U

Meeting Information		How to Vote

Date: Time: Location:	December 30, 2009 9:00 AM EST K&L Gates LLP 599 Lexington Avenue 32nd Floor New York, NY 10022
To vote, simply complete and mail the proxy card or follow the instructions included with the proxy materials to vote by telephone or Internet.  Alternatively, you may elect to vote in person at the annual meeting.  You will be given a ballot when you arrive.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors:

Nominees:	Guoji Liu
Liu Yu
Naizhong Che
Peng Wang
Zhixiang Zhang

2.	Ratification of Appointment of Bernstein & Pinchuk LLP as the Company’sIndependent Public Accountants for the Fiscal Year ending December 31, 2009